Exhibit 99.2
August 12, 2008

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to Form 10-K for fiscal year 2007 and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 3

5 Who is PowerSecure? Market Leader in Distributed Generation Strong Customer Value Proposition: Standby Power with Strong ROI Generation Equipment Located at End-Customers' Site, Monitored 24/7 Strong Position with Sustainable Competitive Advantages Track Record of Profitable Growth Revenue $139 Million over last 12 months EBITDA(1) $18 Million over last 12 months E.P.S.(2) $1.02 over last 12 months Strategic Growth Markets Distributed Generation Energy Conservation & Effeciency Utility Infrastructure Energy Services See Non-GAAP Financial Measure Reconciliation in Appendix Diluted E.P.S. From Continuing Operations

7 Indexed Dollars Source: Energy Information Administration "Annual Energy Review," June 2008 Electricity Spend as % of 2000 Levels Billions of Dollars End-User Electricity Spend The Electric-Power Industry Is Large and Growing

Focus on Large Capital-Investment Projects Look to Capture Economies of Scale Supply Constraints on Engineering & Construction Expertise Lead Time of 5 to 10 Years or More to Construct a New Plant Fluid Regulatory Situation Adds Uncertainty & Lag Increasing Environmental Restraints "Not-in-My-Backyard" Sentiment 9 But Electric Utilities Face Limits on How Quickly They Can Respond

11 Retail Electricity Prices as a % of 2005 Levels Retail Electricity Prices Indexed to 2005 Levels Source: Energy Information Administration "Annual Energy Outlook," June 2008 Which Will Continue to Push Electricity Prices Upward...

Determinants of "Peak Pricing" Geography Weather Time of Day Utility Capacity Utility Fuel Inputs Utility Customer Mix 13 Spot Electricity Pricing Wholesale Price per kWh % of Time Price Level Exists Source: SP 15 California Price for Day Ahead Power, January 2001 through March 2008 as reported by www.EconStats.com .... With Prices Increasing Exponentially During Periods of Peak Demand

15 Source: PowerSecure Operating Data Customer Runs IDG(r) System Utility Load (kW ) Time of Day Electricity Demand for a Typical Winter Day Interactive Distributed Generation (IDG(r)) Creates Savings By Moving Customers to On-Site Generators During Peak Demand

17 Prevent Business Interruptions Prevent Spoilage or Process Waste Capture Peak Shaving Efficiencies Reduce Power Distribution Costs Reduce Infrastructure Spending Electric Utilities Industrial Customers Commercial Customers IDG(r): A Strong Value Proposition

19 Cumulative kW of New Generation Capacity Needed to Meet US Demand Over Time Millions of kW America's Need for Additional Generation Capacity Creates Billions of Dollars in Opportunity Capacity Gap $36 Billion In Spend* * $36 Billion comes from multiplying the EIA Capacity Gap figure of 24.1 million by $1500 per kW, which is PowerSecure's estimate of the blended-average cost to install generation over this time horizon Planned Capacity Additions Source: Energy Information Administration "Annual Energy Outlook," June 2008

21 Market-Leading Technology Seamless "Paralleling" Switchgear Unmatched Ability to Proactively Forecast Energy Grid Utilization Track Record of Execution, Dependability, & Expertise Expert Knowledge of Tariff Systems Expert Knowledge of Interconnect Requirements One-Stop, Comprehensive Solutions for Our Customers Generator Installation Switchgear installation 24/7 Monitoring PowerSecure's Competitive Advantages Make Us Uniquely Positioned to Seize This Opportunity

Our Customers Typically Achieve a 15-25% ROI and a 3-5 Year Payback on Their IDG(r) Investment 23 Benefits Continue Customer's Cumulative Backup Power & Peak Shaving Benefits Customer's Initial Capital Investment

Moreover, PowerSecure Can Adjust Its Business Model to Meet Customers' Economic Needs

Project-Based Model

Customer Owns Generation


PowerSecure Revenue
Cost of Sales
Gross Margin
PowerSecure Monitoring Revenue
Year 0
Year 1
Year 2
Year 3
Year 4
... Year N

Recurring Revenue Model

PowerSecure Owns Generation


PowerSecure Capital
PowerSecure Recurring Revenue
Cost of Sales
Operating Margin
Capital
Year 1
Year 2
Year 3
Year 4
... Year N

13

PowerSecure

27 Recurring Revenue Annualized Run Rate * Provided to illustrate magnitude only. Accounted for using the equity method; revenue is not recognized in financial statements Estimated Contribution Margin from Annualized Recurring Revenue Millions of Dollars Millions of Dollars Our Recurring Revenue Platform Is Building Nicely Source: PowerSecure Financial Data Monitoring Capacity & Backup WaterSecure* (not included in GAAP revenue) Southern Flow $35 MM $23 MM $14 MM $8 MM

First to Bring Turnkey Distributed-Generation Concept to Market Compelling, ROI-based Value Proposition Strong, Trusting Relationships with Utilities and Their Customers Strong, Growing Client Roster Publix Success Brings Us Major Credibility in the Marketplace 29 And We Have Established a Strong Track Record of Market Leadership

31 Revenue From Customers Other Than Publix Millions of Dollars As a Result, We Have Successfully Diversified Our Customer Base... Source: PowerSecure Financial Data

33 Interactive Distributed Generation(r) Core Competencies & Relationships Energy Conservation & Efficiency Energy Services Project Based IDG(r) Recurring Revenue IDG(r) NexGear And Built a Portfolio of Complementary Businesses... Utility Infrastructure

Note: 2007 EPS excludes a $14.1 Million 2Q07 Restructuring Charge . See Non-GAAP Financial Measure Reconciliation in Appendix. 35 PowerSecure Revenues PowerSecure EPS From Continuing Operations Millions of Dollars Dollars 3 Year CAGR = +52% 3 Year CAGR = +122% "As Reported" (0.06) While Demonstrating Profitable Growth Last 12 Months: $139 Million Last 12 Months: $1.02

PowerSecure's 2Q08: Strong Growth 37 Actual Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year Variance vs. Prior Year As Reported As Reported Adjusted Adjusted (Except E.P.S., $ in 000) $ % $ % Revenue 41,952 19,361 86% 19,361 86% Gross Profit 13,757 8,141 145% 8,141 145% % Revenue 32.8% 7.9pp 7.9pp Operating Expenses 9,970 10,229 51% (3,910) -65% Operating Income 3,786 18,370 N/M 4,231 951% % Revenue 9.0% N/M 11.0pp Income Before Taxes 5,243 18,934 N/M 4,795 1070% Net Income 4,939 18,795 N/M 4,656 1639% Diluted E.P.S. 0.29 1.16 N/M 0.27 1350%

39 A Strong Balance Sheet Positions Us Well for the Future Cash Debt Untapped Debt Facility EBITDA(1) (Trailing 12 Months) $10.3 million $2.5 million $25.0 million $18.0 million See Non-GAAP Financial Measure Reconciliation in Appendix

41 Large and Growing Market Place USA International Strong Market Position Sustainable Competitive Advantages Track Record of Industry Leadership Infrastructure to Drive Growth Dedicated Employees with Industry Expertise Financial Strength Made Investments in Sales Team & New Business Development Culture of Profitable Growth The Future Is Bright

NSADAQ: POWR (919) 556 3056 www.PowerSecure.com 43 Questions?

Appendix (Non-GAAP Measures) 45

Non-GAAP Reconciliation: E.P.S. 47 PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Year ended December 31 Year ended December 31 Year ended December 31 Year ended December 31 Year ended December 31 Year ended December 31 Year ended December 31 Year ended December 31 Year ended December 31 2007 2007 2007 2007 2006 2006 2006 2006 Income Diluted Income Diluted from E.P.S. from from E.P.S. from Continuing Net Continuing Diluted Continuing Net Continuing Diluted Operations Income Operations (1) E.P.S.(1) Operations Income Operations (1) E.P.S.(1) As Reported GAAP Measure (1,000) (1,608) (0.06) (0.10) 11,733 11,705 0.71 0.71 Add Back: 2Q07 Restructuring Charge 14,139 14,139 0.83 0.83 "Adjusted" non-GAAP Measure 13,139 12,531 0.77 0.73 11,733 11,705 0.71 0.71 % Growth versus prior year period 8% 3% Weighted Average Diluted Shares - "As Reported" 16,045 16,045 16,477 16,477 Weighted Average Diluted Shares - Non-GAAP E.P.S. Measure (2) Weighted Average Diluted Shares - Non-GAAP E.P.S. Measure (2) Weighted Average Diluted Shares - Non-GAAP E.P.S. Measure (2) 17,102 17,102 (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (1) Diluted E.P.S. for adjustment items is calculated with zero tax impact given the Company's net operating loss carryforwards (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position (2) Weighted Average Diluted Shares utilized Basic share figure in "As Reported" calculation due to the Company's net loss position the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments the diluted shares count is utilized in Non-GAAP E.P.S. measure due to the positive net income result after adjustments

49 Non-GAAP Reconciliation: E.P.S. PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. PowerSecure International, Inc. Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Non-GAAP Financial Measure Reconciliation Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Adjusted diluted E.P.S. Three Months ended Three Months ended Three Months ended Three Months ended Three Months ended June 30, 2008 June 30, 2008 June 30, 2007 June 30, 2007 Net Diluted Net Diluted ($000's except per share data) Income E.P.S. Income E.P.S. As Reported GAAP Measure 4,940 0.29 (13,855) (0.87) Add Back: 2Q07 Restructuring Charge (1) 14,139 0.89 "Adjusted" non-GAAP Measure 4,940 0.29 284 0.02 2Q08 vs. 2Q07 -- "As Reported" 18,795 1.16 % Variance 136% 133% 2Q08 vs. 2Q07 -- "Adjusted" 4,656 0.27 % Variance 1639% 1350% Weighted Average Diluted Shares - GAAP (2) 17,085 15,935 Weighted Average Diluted Shares - Adjusted (2) 17,145 (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's (1) Net Income and E.P.S. for adjustment items calculated with zero tax impact given the Company's net operating loss carryforwards. (2) Weighted Average Diluted Shares utilizes the Basic Share figure in "As Reported" calculation due to (2) Weighted Average Diluted Shares utilizes the Basic Share figure in "As Reported" calculation due to (2) Weighted Average Diluted Shares utilizes the Basic Share figure in "As Reported" calculation due to (2) Weighted Average Diluted Shares utilizes the Basic Share figure in "As Reported" calculation due to (2) Weighted Average Diluted Shares utilizes the Basic Share figure in "As Reported" calculation due to (2) Weighted Average Diluted Shares utilizes the Basic Share figure in "As Reported" calculation due to the Company's net loss position in 2Q07 and 1H07. The Diluted Share figure is utilize in the non-GAAP the Company's net loss position in 2Q07 and 1H07. The Diluted Share figure is utilize in the non-GAAP the Company's net loss position in 2Q07 and 1H07. The Diluted Share figure is utilize in the non-GAAP the Company's net loss position in 2Q07 and 1H07. The Diluted Share figure is utilize in the non-GAAP the Company's net loss position in 2Q07 and 1H07. The Diluted Share figure is utilize in the non-GAAP the Company's net loss position in 2Q07 and 1H07. The Diluted Share figure is utilize in the non-GAAP measure due to the resulting positive net income. measure due to the resulting positive net income. Note: Totals may not add due to rounding.

Non-GAAP Reconciliation: EBITDA 51 EBITDA ($ millions) 1Q08 Trailing 12 Months Net Income (Loss) -- As Reported 16.8 Depreciation & Amortization 1.8 Income Taxes net of Tax Credits (1.7) Interest Income (0.9) Interest Expense 0.1 Less Equity Income Net of Equity Distributions (Minority Interest) (1.9) Loss on Discontinued Operations, Disposal of PP&E, Stock Comp Expense 3.8 EBITDA 18.0

References by the Company to "Adjusted E.P.S.", and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company's GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company's second quarter of fiscal 2007. The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the Company's operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company's operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results and allowing investors to more easily compare the Company's financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst's estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. "Adjusted E.P.S.", and the other "Adjusted" non- GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company's lenders in their assessment of the Company's performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information 53 Non GAAP Measures